Exhibit 31.1

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Zahir Teja, President and Chief Executive Officer of Phoenix International Ventures, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Phoenix International Ventures, Inc.

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make  the statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this quarterly  report;

3. Based on my knowledge, the financial statements, and other financial  information included in this quarterly report, fairly present in all material  respects the financial condition, results of operations and cash flows of the  registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for  establishing and maintaining disclosure controls and procedures (as defined in  Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

c)
Disclosed in this quarterly report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent  functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting  which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  August 24, 2007                                                                                                         By:  /s/ Zahir Teja_______________
Zahir Teja
President and Chief Executive Officer